POWER OF ATTORNEY

BY THIS DEED I, Dr. Bert Pariser, a director of CAMFMSF Fund Limited (the "Company"), hereby appoint Donald S. Mendelsohn, JoAnn M. Strasser, Michael V. Wible, Jerry Szilagyi, Erik Naviloff, and Jennifer Bailey each as an "Attorney", and together the "Attorneys", jointly and each of them severally to be my attorney and attorneys and in my name and on behalf of myself in my capacity as a director of the Company to execute and file any amendment or amendments to the registration statement of the Mutual Fund Series Trust, a business trust organised under the laws of the State of Ohio (file Nos. 333-132541, 811-21872) and to do and perform all and every act and thing whatsoever requisite and necessary in connection with the foregoing.

I RATIFY AND CONFIRM and agree to ratify and confirm whatsoever each Attorney shall lawfully do or cause to be done in exercise or purported exercise of the powers conferred by this Deed.

This Deed shall be construed in accordance with and governed by the laws of the Cayman Islands.

I hereby declare that any person or persons or company or companies dealing with the Attorney or Attorneys shall not be concerned to see or enquire as to the propriety or expediency of any act, deed, matter or thing which the Attorney or Attorneys may do or perform in my name in exercise or purported exercise of the powers conferred by this Deed.

IN WITNESS WHEREOF this Power of Attorney has been executed and unconditionally delivered as a deed this 13th day of August, 2015.

EXECUTED AND UNCONDITIONALLY

DELIVERED AS A DEED )

by:

)

/s/ Dr. Bert Pariser

in the presence of:

 ) ___________________________

) Dr. Bert Pariser

)

/s/ Lori Jakers )

___________________________

)

Witness

Name: Lori Jakers

POWER OF ATTORNEY

BY THIS DEED I, Tobias Caldwell, a director of CAMFMSF Fund Limited (the "Company"), hereby appoint Donald S. Mendelsohn, JoAnn M. Strasser, Michael V. Wible, Jerry Szilagyi, Erik Naviloff, and Jennifer Bailey each as an "Attorney", and together the "Attorneys", jointly and each of them severally to be my attorney and attorneys and in my name and on behalf of myself in my capacity as a director of the Company to execute and file any amendment or amendments to the registration statement of the Mutual Fund Series Trust, a business trust organised under the laws of the State of Ohio (file Nos. 333-132541, 811-21872) and to do and perform all and every act and thing whatsoever requisite and necessary in connection with the foregoing.

I RATIFY AND CONFIRM and agree to ratify and confirm whatsoever each Attorney shall lawfully do or cause to be done in exercise or purported exercise of the powers conferred by this Deed.

This Deed shall be construed in accordance with and governed by the laws of the Cayman Islands.

I hereby declare that any person or persons or company or companies dealing with the Attorney or Attorneys shall not be concerned to see or enquire as to the propriety or expediency of any act, deed, matter or thing which the Attorney or Attorneys may do or perform in my name in exercise or purported exercise of the powers conferred by this Deed.

IN WITNESS WHEREOF this Power of Attorney has been executed and unconditionally delivered as a deed this 13th day of August, 2015.

EXECUTED AND UNCONDITIONALLY

DELIVERED AS A DEED )

by:

)

/s/ Tobias Caldwell

in the presence of:

) ___________________________

) Tobias Caldwell

)

/s/ Lori Jakers )

___________________________

)

Witness

Name: Lori Jakers

POWER OF ATTORNEY

BY THIS DEED I, Tiberiu Weisz, a director of CAMFMSF Fund Limited (the "Company"), hereby appoint Donald S. Mendelsohn, JoAnn M. Strasser, Michael V. Wible, Jerry Szilagyi, Erik Naviloff, and Jennifer Bailey each as an "Attorney", and together the "Attorneys", jointly and each of them severally to be my attorney and attorneys and in my name and on behalf of myself in my capacity as a director of the Company to execute and file any amendment or amendments to the registration statement of the Mutual Fund Series Trust, a business trust organised under the laws of the State of Ohio (file Nos. 333-132541, 811-21872) and to do and perform all and every act and thing whatsoever requisite and necessary in connection with the foregoing.

I RATIFY AND CONFIRM and agree to ratify and confirm whatsoever each Attorney shall lawfully do or cause to be done in exercise or purported exercise of the powers conferred by this Deed.

This Deed shall be construed in accordance with and governed by the laws of the Cayman Islands.

I hereby declare that any person or persons or company or companies dealing with the Attorney or Attorneys shall not be concerned to see or enquire as to the propriety or expediency of any act, deed, matter or thing which the Attorney or Attorneys may do or perform in my name in exercise or purported exercise of the powers conferred by this Deed.

IN WITNESS WHEREOF this Power of Attorney has been executed and unconditionally delivered as a deed this 13th day of August, 2015.

EXECUTED AND UNCONDITIONALLY

DELIVERED AS A DEED )

by:

)

/s/ Tiberiu Weisz

in the presence of:

) ___________________________

) Tiberiu Weisz

)

/s/ Lori Jakers )

___________________________

)

Witness

Name: Lori Jakers